UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2025

5E ADVANCED MATERIALS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41279	87-3426517
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9329 Mariposa Road, Suite 210
Hesperia, California		92344
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (442) 221-0225

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	FEAM	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.02 Unregistered Sales of Equity Securities.

As previously reported, in connection with its previously announced restructuring and recapitalization transactions (the “Transactions”), 5E Advanced Materials, Inc., a Delaware corporation (the “Company”), entered into a Securities Subscription Agreement (the “Subscription Agreement”) on January 14, 2025 with BEP Special Situations IV LLC (“Bluescape”), Meridian Investments Corporation (“Meridian”) and Ascend Global Investment Fund SPC, for and on behalf of Strategic SP (“Ascend” and, collectively with Bluescape and Meridian, the “Purchasers”).

On March 13, 2025 (the “Closing Date”), pursuant to the Subscription Agreement, the Company issued and sold an aggregate of 1,408,173 shares of common stock to the Purchasers, comprised of 704,087 shares to Bluescape and 352,043 shares to each of Meridian and Ascend, at a subscription price of $3.5507 per share (the “Subscription Price”) for aggregate gross proceeds of $5.0 million.

Also on the Closing Date, pursuant to the Subscription Agreement, the Company issued warrants to purchase up to an aggregate of 5,632,692 shares of common stock to the Purchasers, comprised of (i) a warrant to purchase up to 2,816,346 shares of common stock to Bluescape and (ii) warrants to purchase up to 1,408,173 shares of common stock to each of Meridian and Ascend (collectively, the “Warrants”). The Warrants are immediately exercisable and expire on the first anniversary of the Closing Date, and have an exercise price per share equal to the Subscription Price.

The securities were issued in a private placement exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

Following the consummation of the Transactions, as of March 13, 2025, the Company had an aggregate of 17,995,995 shares of its common stock issued and outstanding.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

5E Advanced Materials, Inc.

Date:	March 13, 2025	By:	/s/ Joshua Malm
Joshua Malm Chief Financial Officer, Treasurer and Corporate Secretary